UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Logo ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025 Your Vote Counts! ILLINOIS TOOL WORKS INC. 2025 Annual Meeting Vote by May 1, 2025 10:59 PM CT V60782-Z89032-P22153 You invested in ILLINOIS TOOL WORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 2, 2025. Get informed before you vote View the Notice, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 2, 2025 8:30 A.M. CT Virtually at: www.virtualshareholdermeeting.com/ITW2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Daniel J. Brutto	For
1b.	Susan Crown	For
1c.	Darrell L. Ford	For
1d.	Kelly J. Grier	For
1e.	James W. Griffith	For
1f.	Jay L. Henderson	For
1g.	Jaime Irick	For
1h.	Richard H. Lenny	For
1i.	Christopher A. O'Herlihy	For
1j.	E. Scott Santi	For
1k.	David B. Smith, Jr.	For
1l.	Pamela B. Strobel	For
2.	Advisory vote to approve compensation of ITW's named executive officers;	For
3.	Ratification of the appointment of Deloitte & Touche LLP as ITW's independent registered public accounting firm for 2025; and	For
4.	A non-binding stockholder proposal, if properly presented at the meeting, for stockholder ratification of termination pay.	Against

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V60783-Z89032-P22153

IMPORTANT NOTICE TO ITW 401(K) PLAN PARTICIPANTS: YOUR VOTING DEADLINE IS APRIL 29, 2025 AT 10:59 PM CENTRAL TIME, TWO DAYS EARLIER THAN THE MAY 1, 2025 VOTING DEADLINE FOR NON‐PLAN SHARES You are receiving this communication because you have the right to vote shares of Illinois Tool Works Inc. held in your 401(k) Plan account at the Annual Meeting. When you vote, you are instructing the Trustee of the 401(k) Plan how to vote your shares. If you do not vote, the Trustee will vote your shares in the same proportion as the shares for which it receives voting instructions. In order to give the Trustee time to tabulate the votes of the plan participants and vote the Plan shares by the May 1, 2025 cutoff shown on ITW’s proxy card, the deadline for voting your Plan shares is April 29, 2025 at 10:59 pm Central Time. If you receive more than one request to vote, you should follow the voting instructions using the 16‐digit control number from each request to be sure all of your shares are voted. Your voting instructions are confidential and are not disclosed to ITW. BR452308-0125-BUCKSL